SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):             June 2, 1998


                            ELCOM INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        0-27376                 04-3175156
  State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)       Identification Number)


  10 Oceana Way                                   Norwood, MA       02062
 (Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:          (781)-440-3333

Item 5.  Other Events.

          Elcom International, Inc. (the "Company") issued a Press Release on June 2, 1998, a copy of which is filed as Exhibit 99.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)   Exhibits.

          99       Press Release dated June 2, 1998, from the Company.







                                                     SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ELCOM INTERNATIONAL, INC.



Date:       June 2, 1998                           By: /s/ Laurence F. Mulhern
                                                       Laurence F. Mulhern
                                                       Chief Financial Officer
                                                       and  Corporate Executive
                                                       Vice President

                                  EXHIBIT INDEX



   Exhibit                   Description of Exhibit
   99                        Press Release dated June 2, 1998

                                                          Exhibit 99

[LOGO]
FOR IMMEDIATE RELEASE               FOR FURTHER INFORMATION CONTACT:

                                    Homepage:  www.elcominternational.com
                                    Investor Relations: Tom Barth, 781-501-4094

                       ELCOM INTERNATIONAL, INC. ANNOUNCES
             IMPLEMENTATION OF AN OPEN MARKET STOCK PURCHASE PROGRAM

   Norwood, MA, June 2, 1998 -- Elcom International, Inc. (NASDAQ: ELCO), announced that it has authorized a buy-back of its common stock pursuant to a stock purchase program approved by its Board of Directors on May 28, 1998.

   Robert J. Crowell, Elcom International's Chairman and Chief Executive Officer stated, "The Company believes that its stock is undervalued and acquiring stock at these pricing levels is consistent with the Company's previously disclosed efforts to maximize stockholder value." The Company also noted that on-going discussions continue with respect to the Company's strategy of pursuing a merger, acquisition, sale, strategic financing or strategic partner.

   Any purchases made under this buy-back will not commence for two days and thereafter, will be made from time to time in the open market or in privately negotiated transactions based on then-existing market conditions with the common stock purchased targeted to be used for future acquisitions. Under the authorization, no more than 800,000 shares in the aggregate may be purchased.

   Elcom International, Inc., through two wholly-owned subsidiaries, develops, licenses, and uses client/server, transaction-based software systems which enable the conduct of PC-based interactive electronic commerce over private and/or Internet Protocol networks. Catalink Direct, the Company's PC remarketing subsidiary, uses the Company's electronic commerce technology to support the marketing of PC products and operates 14 field sales and support offices in the United States and 7 in the United Kingdom. Elcom Systems, the Company's technology subsidiary, licenses its PECOS technology to other companies.

Statement Under the Private Securities Litigation Reform Act
Except for the historical information contained in this release, the matters described herein contain forward-looking statements that involve risks and uncertainties which might cause the results of such forward-looking statements to differ materially from those anticipated. Such risks and uncertainties include: the fluctuations in the Company's stock price, the amount of stock available to be sold at any particular price, and other risks detailed in the Company's Annual Reports on Form 10-K and from time to time in the Company's other SEC reports, including the Company's prospectus included as part of the S-1 Registration Statement declared effective on December 19, 1995 under the Securities Act of 1933. Regarding the Company's previously disclosed evaluation of possible strategic partners and financing alternatives, including for Elcom Systems, though on-going discussions continue, there can be no assurance that any strategic alternatives, including any possible arrangements with a strategic partner or a possible sale of the Company as a whole, or in part(s), merger or financing, or any potential acquisitions can be successfully identified or solicited, negotiated, or consummated to the betterment of the Company or the Company's stock price, or what the timing, terms, or ultimate impact of any such arrangement might be.